                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

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         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Deltek Systems, Inc.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     [X] No fee required.

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     [ ] Fee paid previously with preliminary materials.

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         was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                              DELTEK SYSTEMS, INC.

April 25, 1997

Dear Deltek Shareholder:

     You are cordially invited to attend the 1997 annual meeting of shareholders of Deltek Systems, Inc. ("Deltek") on Wednesday, May 21, 1997. The meeting will begin promptly at 10:00 a.m. local time, at Deltek's training center on the 7th floor of its executive offices at 8280 Greensboro Drive, McLean, Virginia.

     The following items are included with this letter: (1) the official notice of the meeting, (2) the proxy statement, (3) the proxy form, (4) the 1996 Annual Report to Shareholders and (5) reservation request form. The matters listed in the notice of meeting are described in detail in the proxy statement.

     The annual report includes a financial review of Deltek's performance in 1996, while Deltek was still a privately held company. As a result of Deltek's initial public offering completed earlier this year, Deltek became a publicly held company.

     If you plan to attend the annual meeting, please complete and return to Deltek the meeting reservation request form.

     Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting. If you are a shareholder of record and attend the annual meeting and wish to vote your shares in person, even after returning your proxy, you may do so.

                                          Sincerely,

                                          Kenneth E. deLaski
                                          President and Chief Executive Officer

                              DELTEK SYSTEMS, INC.

                               NOTICE OF MEETING

     The 1997 annual meeting of shareholders of Deltek Systems, Inc. (the "Company") will be held at the Company's training center on the 7th floor of its executive offices at 8280 Greensboro Drive, McLean, Virginia, on Wednesday, May 21, 1997, at 10:00 a.m. local time, and thereafter as it may from time to time be adjourned, for the following purposes:

          - Item No. 1: Election of directors;

          - Item No. 2: Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for its current fiscal year; and

          - Transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Holders of record of Deltek Common Stock on April 20, 1997, are entitled to notice of and to vote at the meeting. Whether or not you expect to be present at the meeting, please date and sign the enclosed form of proxy and mail it promptly in the enclosed envelope.

                                          By order of the Board of Directors,

                                          Alan R. Stewart
                                          Secretary

McLean, Virginia
April 25, 1997

                              DELTEK SYSTEMS, INC.
                          Principal Executive Offices:
                             8280 Greensboro Drive
                                McLean, VA 22102

                                PROXY STATEMENT

                              GENERAL INFORMATION

     This proxy statement and the accompanying proxy card and 1996 annual report are furnished in connection with the solicitation of proxies by the board of directors (the "Board") of Deltek Systems, Inc. ("Deltek" or the "Company") for use at the annual meeting of shareholders to be held on Wednesday, May 21, 1997, at 10:00 a.m., or at any adjournments thereof, at Deltek's training center on the 7th floor of the Company's offices at 8280 Greensboro Drive, McLean, Virginia (the "Annual Meeting"). These proxy materials are first being sent to shareholders on or about April 25, 1997. Only shareholders of record on April 20, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. This is the Company's first annual meeting of shareholders since its initial public offering ("IPO").

VOTING OF PROXIES

     Your vote is important. Shares can be voted at the annual meeting only if you are present in person or represented by proxy. Even if you plan to attend the meeting, you are urged to sign, date and return the accompanying proxy card.

     When the enclosed proxy card is properly signed, dated, and returned, the stock represented by the proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the Company's Common Stock will be voted as recommended by the directors: "FOR" the election of the five nominees for director named on the proxy card (Item No. 1), and "FOR" the ratification of the independent auditors appointed by the Board (Item No. 2).

     Proxies given by shareholders of record for use at the annual meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by (a) delivering to the Company's secretary at the Company's principal executive offices either (i) written notice of revocation of the proxy executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized or (ii) a duly executed later-dated proxy, or by (b) voting by ballot at the meeting.

VOTES REQUIRED

     The presence, in person or by proxy, of the holders of at least a majority of the shares of the Company's Common Stock outstanding on the Record Date is necessary to have a quorum for the Annual Meeting. Abstentions and broker "non-votes" are counted as present for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares of the Company's Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Less than a quorum may adjourn a meeting.

     As of April 20, 1997, 16,922,801 shares of the Company's Common Stock were outstanding. Each shareholder is entitled to one vote on each item at the Annual Meeting, in person or by proxy, for each share of Common Stock held of record by such shareholder on the Record Date. Election of each nominee for the Board (Item No. 1) will require the plurality of the votes cast by shares entitled to vote in the election. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on your proxy card will vote the shares represented by your proxy card for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. The Board knows of no reason why any of the nominees will be unavailable or unable to serve. Ratification of the appointment of independent auditors (Item No. 2) will be approved if the votes cast favoring ratification exceed the votes cast in opposition. Proxies solicited by the Board will be voted "FOR" each item, unless otherwise instructed on your proxy card. Neither shares not voted by abstention nor broker non-votes will be counted either for or against an item, and such abstentions and broker non-votes will not affect the outcome of the vote on such item but are counted for the purpose of determining the presence or absence of a quorum.

SOLICITATION OF PROXIES

     Solicitation of proxies may be made by use of the mails, and may also be made in person or by telephone or other electronic communications. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

ANNUAL MEETING ATTENDANCE

     Admission to the Annual Meeting is limited to shareholders of record or their proxy, beneficial owners of the Company's Common Stock having evidence of ownership, and guests of Deltek. If you are a registered owner of the Company's Common Stock and plan to attend the meeting in person, please complete and return to Deltek's Corporate Secretary the meeting reservation request form printed on the back of this proxy statement. Shareholders who have not obtained a reservation for the meeting will be admitted upon verification of ownership at the meeting. Results of the meeting will be included in Deltek's next quarterly report filed with the Securities and Exchange Commission.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP has served as the Company's independent accountants to audit the financial statements of the Company for the past 10 years. Representatives from Arthur Andersen LLP are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

PROCEDURE FOR SHAREHOLDER PROPOSALS AND NOMINATIONS

     The Board currently performs the functions of a nominating committee and will consider director nominees recommended by shareholders for election at an annual meeting, in accordance with the procedures set forth in the Company's Bylaws. Under the Bylaws, written notice of a shareholder's intent to make such a nomination generally must be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the Company's proxy statement was released to the shareholders in connection with the previous year's annual meeting of shareholders. The notice must contain the information required by the Company's Bylaws.

     The Bylaws also provide that no business shall be conducted at any meeting of shareholders unless specified in the notice of the meeting (or any supplement thereto) by or at the direction of the Board of Directors, otherwise brought before the meeting by or at the direction of the Board of Directors, or properly brought before the meeting by a shareholder of the Company who complies with certain notice procedures set forth in the Bylaws. These requirements are separate and apart from, and in addition to, the Securities and Exchange Commission's requirements for the inclusion of a shareholder's proposal in the Company's proxy statement.

     The Company's Bylaws are incorporated herein by this reference. A copy of the Bylaws may be obtained by following the instructions set forth on the last page of this proxy statement.

SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1998 annual meeting must be received by the Company's secretary at the Company's principal executive offices no later than December 26, 1997, for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals must meet the requirements set forth in the Company's Bylaws and the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Company's 1998 proxy materials.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board does not know of any matters which will be brought before the 1997 annual meeting other than those specifically set forth in the notice of meeting and this proxy statement. If any other matters are properly introduced at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named on the proxy card will vote in accordance with their best judgment.

                      ITEM NO. 1 -- ELECTION OF DIRECTORS

     The Company's board of directors (the "Board") currently consists of Kenneth E. deLaski, Donald deLaski, Robert E. Gregg, Darrell J. Oyer and Charles
W. Stein. The Company's Articles of Incorporation and Bylaws provide that, commencing with the 1997 annual meeting of shareholders, the Board shall be divided into three classes with each class containing one third of the total number of directors, as nearly equal in number as possible. At the Annual Meeting, directors of the first class (Class I) shall be elected to hold office for a term expiring at the 1998 annual meeting of shareholders, directors of the second class (Class II) shall be elected to hold office for a term expiring at the 1999 annual meeting of shareholders, and directors of the third class (Class
III) shall be elected to hold office for a term expiring at the 2000 annual meeting of shareholders.

     Because the Board currently consists of five members, which is not evenly divisible by three, the Board has determined that there will initially be one Class I director, two Class II directors, and two Class III directors. The Board has placed Charles W. Stein as a Class I nominee, Donald deLaski and Darrell J. Oyer as Class II nominees, and Kenneth E. deLaski and Robert E. Gregg as Class III nominees.

     THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR THE CLASS AND TERM INDICATED OPPOSITE EACH SUCH NOMINEE'S NAME:

                                                  YEAR OF ANNUAL MEETING AT
         NAME OF NOMINEE               CLASS         WHICH TERM EXPIRES
----------------------------------     -----      -------------------------
Charles W. Stein..................      I                    1998
Donald deLaski....................      II                   1999
Darrell J. Oyer...................      II                   1999
Kenneth E. deLaski................      III                  2000
Robert E. Gregg...................      III                  2000

EXECUTIVE OFFICERS AND DIRECTORS

     The Company's executive officers and directors are as follows:

               NAME                   AGE                         POSITION
-----------------------------------   ---    ---------------------------------------------------
Kenneth E. deLaski.................   39     President, Chief Executive Officer, Director and
                                             Class III Director Nominee
Donald deLaski.....................   65     Chairman of the Board of Directors, Class II
                                             Director Nominee, and Treasurer
Eric F. Brown......................   32     Executive Vice President, Technical Operations
Johnny C. Cheng....................   38     Vice President, Materials Management Product Group
Donald G. Craft....................   44     Vice President, Client Services
Dien Hoang Do......................   45     Vice President, Technology
Thomas W. Dudenhoefer..............   49     Vice President, Sales
Alan R. Stewart....................   42     Chief Financial Officer and Secretary
Robert E. Gregg....................   49     Director and Class III Director Nominee
Darrell J. Oyer....................   56     Director and Class II Director Nominee
Charles W. Stein...................   56     Director and Class I Director Nominee

     Kenneth E. deLaski was a co-founder of the Company in November 1983 and has served as a director since its inception. Mr. deLaski also has served as the Company's President since May 1990 and as its Chief Executive Officer since February 1996. From May 1990 to February 1996, he served as the Company's Chief Operating Officer. Mr. deLaski is a certified public accountant. Kenneth E. deLaski is the son of Donald deLaski, Chairman of the Board of Directors and Treasurer of the Company.

     Donald deLaski was a co-founder of the Company in November 1983 and has served as Chairman of the Board of Directors and Treasurer since its inception. Mr. deLaski also served as the Company's Chief Executive Officer from its inception until February 1996. Mr. deLaski is a certified public accountant. Donald deLaski is the father of Kenneth E. deLaski, President and Chief Executive Officer of the Company.

     Eric F. Brown was a co-founder of the Company in November 1983. He has served as the Company's Vice President, Technical Operations since May 1990, and as Executive Vice President since January 1997. Prior to May 1990, Mr. Brown held various technical and management positions with the Company, including management of the Company's Technical Services Division, which provides custom programming services to the Company's customers, and various of the Company's product groups responsible for development and maintenance of the Company's core software products.

     Johnny C. Cheng joined the Company in December 1987. He has served as the Company's Vice President, Materials Management Product Group since May 1994, and is responsible for the design, development and support of the Company's materials management software products. From December 1987 to May 1994, Mr. Cheng was employed as a senior system consultant responsible for implementing the Company's software systems at customer facilities. Mr. Cheng is a certified public accountant.

     Donald G. Craft joined the Company in September 1986. He has served as the Company's Vice President, Client Services since October 1994, and is responsible for all of the Company's accounting consultants and telephone support personnel. From January 1991 to October 1994, Mr. Craft served as the Company's Director of Client Services. Mr. Craft successfully completed the National Uniform Certified Public Accountant Examination.

     Dien Hoang Do joined the Company in October 1987. He has served as the Company's Vice President, Technology since January 1995, and is responsible for the Company's research and development. From October 1987 to January 1995, Mr. Do held various technical positions with the Company.

     Thomas W. Dudenhoefer joined the Company in April 1988. He has served as the Company's Vice President, Sales since January 1997. From April 1988 to March 1992, Mr. Dudenhoefer was employed as an account manager. From March 1992 to January 1997, he served as Sales Manager.

     Alan R. Stewart joined the Company in July 1992 as Chief Financial Officer and has served as its Secretary since February 1996. From March 1991 until July 1992, he was employed as Director of Accounting at BTG, Inc., a government contractor. Prior to March 1991, Mr. Stewart held positions as Controller and Treasurer of Tempest Technologies, Inc., as assistant Controller of C3, Inc. and as a staff accountant in the Division of Corporate Finance of the United States Securities and Exchange Commission. Mr. Stewart is a certified public accountant.

     Robert E. Gregg has served as a Director of the Company since September 1986. He has been a shareholder in Hazel & Thomas, P.C., counsel to the Company, since Hazel & Thomas' inception in 1987.

     Darrell J. Oyer became a director of the Company immediately following the closing of the Company's initial public offering in February, 1997. Since June 1991, Mr. Oyer has served as President of Darrell J. Oyer and Company, a consulting company. Mr. Oyer is a certified public accountant.

     Charles W. Stein became a director of the Company on April 1, 1997. From February 1987 until February 1997, Mr. Stein served as President and Chief Executive Officer of Netrix Corporation, a wide area network product and systems company. Mr. Stein also was a member of Netrix's Board of Directors and was serving as its Chairman when he resigned from the board on March 31, 1997. Mr. Stein currently is a director of Trusted Information Systems, Inc.

     Deltek's executive officers are appointed annually by, and serve at the discretion of, the Board. Each executive officer is a full-time employee of the Company. Other than the relationship between Donald deLaski and Kenneth E. deLaski, there are no family relationships between any director or executive officer of the Company.

THE BOARD OF DIRECTORS

     The Board of Directors is responsible for overseeing the overall performance of the Company. Members of the board are kept informed of the Company's business through discussions with the Chairman and other members of the Company's management and staff, by reviewing materials provided to them and by participating in board and committee meetings. During 1996, the Board of Directors acted primarily by unanimous written consent, but also met three times. During 1996, no incumbent director attended fewer than 75 percent of the meetings of the Board of Direcctors or of the Committees on which he served.

COMMITTEES OF THE BOARD

     The Company has audit and compensation committees, but not a nominating committee, of the Board. The Audit Committee, appointed in April, 1997, is responsible for reviewing with management the financial controls, accounting, credit and reporting activities of the Company. The Audit Committee reviews the qualifications of the Company's independent auditors, makes recommendations to the Board regarding the selection of independent auditors, reviews the scope, fees and results of any audit, and reviews non-audit services and related fees provided by the independent auditors. The members of the Audit Committee are Darrell J. Oyer and Charles W. Stein, both of whom are independent directors. As the Audit Committee did not exist until the current year, no meetings were held during the last fiscal year.

     The Compensation Committee, appointed in April, 1997, is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Company, including bonuses. The Compensation Committee may also administer the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. The members of the Compensation Committee are Darrell J. Oyer and Charles W. Stein, both of whom are independent directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1996, the Company did not have a compensation committee. Accordingly, the Board of Directors made all decisions concerning executive officer compensation.

DIRECTOR COMPENSATION

     Prior to the Company's initial public offering in February 1997, directors received no compensation for their services as members of the Board. Currently directors who are not employees of the Company receive $1,000 for each meeting of the Board or any committee thereof attended in person and $500 for each such meeting attended telephonically, except that if a committee meeting is held on the same day as a meeting of the full Board, the compensation for attendance at such committee meeting is $300. The Company reimburses outside directors for any travel expenses incurred in connection with attending Board or Committee meetings. Each of the outside directors has been granted nonqualified options under the Company's 1996 Stock Option Plan to purchase 8,000 shares of the Company's Common Stock either at the initial public offering price or the closing price on the date immediately prior to the date of the option grant. Directors who are employees of the Company will receive no additional cash compensation for their services as members of the Board of Directors or committees thereof other than reimbursement for travel expenses incurred in connection with attending board and committee meetings.

EXECUTIVE COMPENSATION

  Summary Compensation Information

     The following table sets forth information concerning the compensation earned during the year ended December 31, 1996 by the Company's Chief Executive Officer and each of the Company's other four most highly compensated executive officers (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                         LONG-TERM
                                                                       COMPENSATION
                                                                          AWARDS
                                                         ANNUAL       ---------------
                                                      COMPENSATION    OPTIONS GRANTED       ALL OTHER
            NAME AND PRINCIPAL POSITION                  SALARY          (SHARES)        COMPENSATION(1)
---------------------------------------------------   ------------    ---------------    ---------------
Kenneth E. deLaski.................................     $156,667               --            $ 7,493(2)
     President and Chief Executive Officer
Dien Hoang Do......................................      136,696            6,000              4,000(3)
     Vice President, Technology
Donald deLaski.....................................      135,013               --              6,607(4)
     Chairman and Treasurer
Eric F. Brown......................................      126,667           30,000             12,011(5)
     Vice President, Technical Operations
Johnny C. Cheng....................................      119,118            6,000              4,000(3)
     Vice President, Materials Management Product
     Group

---------------
(1) Does not include pro rata distributions of S Corporation dividends to the individual as a shareholder.

(2) Represents premiums and benefits of $3,493 paid under medical insurance and benefit plans and a 401(k) plan profit sharing contribution of $4,000.

(3) Represents a 401(k) plan profit sharing contribution.

(4) Represents premiums and benefits of $2,607 paid under medical insurance and benefit plans and a 401(k) plan profit sharing contribution of $4,000.

(5) Represents premiums and benefits of $8,011 paid under medical insurance and benefit plans and a 401(k) plan profit sharing contribution of $4,000.

  Option Grants in Last Fiscal Year

     The following table sets forth information concerning grants of options to purchase the Company's Common Stock made during the year ended December 31, 1996 to the Named Executive Officers.

                                                      INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                    -----------------------------------------------------        VALUE AT ASSUMED
                                                   % OF TOTAL                                    ANNUAL RATES OF
                                    NUMBER OF       OPTIONS                                        STOCK PRICE
                                      SHARES       GRANTED TO                                    APPRECIATION FOR
                                    UNDERLYING    EMPLOYEES IN    EXERCISE                        OPTION TERM(2)
                                     OPTIONS         FISCAL       PRICE PER    EXPIRATION    ------------------------
              NAME                   GRANTED        YEAR(1)         SHARE         DATE           5%           10%
---------------------------------   ----------    ------------    ---------    ----------    ----------    ----------
Kenneth E. deLaski...............         --            --             --            --              --            --
Dien Hoang Do....................      6,000           0.9%         $4.00        4/1/06       $  15,093     $  38,250
Donald deLaski...................         --            --             --            --              --            --
Eric F. Brown....................     30,000           4.3           4.00        4/1/06          75,467       191,249
Johnny C. Cheng..................      6,000           0.9           4.00        4/1/06          15,093        38,250

---------------
(1) The Company granted options to purchase an aggregate of 693,000 shares of the Company's Common Stock to employees during the year ended December 31, 1996.

(2) The potential realizable value is based on the term of the option at the time of grant (ten years). Potential gains are net of the exercise price but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises are dependant on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the date of this Prospectus.

  Option Exercises and 1996 Fiscal Year-End Option Values

     The following table sets forth information concerning the exercise of stock options during the year ended December 31, 1996 and the value of options held as of such date by the Named Executive Officers:

                            NUMBER OF                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                             SHARES                        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS AT
                            ACQUIRED                    OPTIONS AT DECEMBER 31, 1996         DECEMBER 31, 1996(2)
                              UPON          VALUE       -----------------------------    ----------------------------
          NAME              EXERCISE     REALIZED(1)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------   ---------    -----------    ------------    -------------    -----------    -------------
Kenneth E. deLaski.......        --             --           --                 --           --                  --
Dien Hoang Do............     4,500        $47,363           --             16,500           --           $ 152,394
Donald deLaski...........        --             --           --                 --           --                  --
Eric F. Brown............        --             --           --             30,000           --             210,000
Johnny C. Cheng..........     3,000         31,450           --             15,000           --             136,350

---------------
(1) "Value Realized" represents the fair market value of the underlying Common Stock on the exercise date minus the aggregate exercise price of such options. For purposes of this calculation, the fair market value of the Company's Common Stock as of December 31, 1996 of $11.00 per share, as determined by the Board of Directors, was used.

(2) Based upon the fair market value of the Company's Common Stock as of December 31, 1996 of $11.00 per share, as determined by the Board of Directors, minus the aggregate exercise price of such options.

CERTAIN TRANSACTIONS

     From 1987 until February 25, 1997 (the "Termination Date"), Deltek elected to be treated for federal and certain state income tax purposes as an S Corporation under Subchapter S of the Internal Revenue Code of 1986. As a result, the Company's earnings for prior tax years and through February 24, 1996 were taxed, with certain exceptions, for federal and certain state income tax purposes directly to Deltek's shareholders. Prior to its initial public offering, Deltek and its pre-IPO shareholders entered into a Tax Indemnification Agreement, which generally provides that those shareholders will be responsible for any federal and certain state income taxes imposed upon the Company for all taxable periods ending prior to the Termination Date and that the Company will be responsible for all federal and state income taxes arising on or after the Termination Date. All executive officers and directors (other than Messrs. Gregg, Oyer and Stein who were not shareholders prior to the initial public offering) executed the Tax Indemnification Agreement.

     Robert E. Gregg, a director of the Company, is a shareholder in Hazel & Thomas, P.C., a law firm that the Company has retained. The legal fees paid to Hazel & Thomas by the Company did not exceed 5% of Hazel & Thomas' gross revenues during the firm's last full fiscal year.

     The Company has entered into indemnification agreements with its executive officers and directors setting forth certain procedures and other conditions applicable for claims for indemnification pursuant to the Company's articles of incorporation and agreeing, subject to certain limitations, to obtain and maintain directors' and officers' liability insurance coverage for its directors and officers.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Prior to the Company's initial public offering, the Board of Directors, which included the Company's Chairman and its President and Chief Executive Officer, made all decisions concerning compensation of the Company's executive officers, including its chief executive officer. During its fiscal year ended December 31, 1996, the Company's decisions on executive officer compensation were made in an effort to attract and retain highly qualified personnel and to recognize individual performance through the use of incentives, including equity-based incentives, that reward the creation of shareholder value and the achievement of key Company objectives.

     The current members of the Compensation Committee (the "Committee") were not appointed until April 1997, and the Committee has neither reviewed nor approved any compensation actions relating to the Company's fiscal year ended December 31, 1996. The Committee recognizes that as a newly public company, the Company needs a transition period during which to establish its long-range compensation philosophy and objectives. The Committee is developing its compensation policies and will describe them in the proxy materials to be furnished in connection with the Company's 1998 annual meeting of shareholders.

                                          The Compensation Committee:

                                          Darrell J. Oyer
                                          Charles W. Stein

        ITEM NO. 2 -- RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR ITS CURRENT FISCAL YEAR

     Subject to ratification by the shareholders, the Board has reappointed Arthur Andersen LLP as independent accountants to audit the consolidated financial statements of the Company for its fiscal year ending 1997. THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP.

     The ratification of independent accountants is not a matter required to be submitted to a vote of the shareholders, but is being submitted because of the Company's general policy of submitting the appointment of independent accountants to shareholder ratification. The Company believes this policy may provide the auditors with a greater degree of independence from management. In the event of a negative vote by the shareholders, the Board would reconsider the reappointment of Arthur Andersen LLP.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table contains information regarding the beneficial ownership of the Company's Common Stock by: (i) the Named Executive Officers; (ii) each of the Company's directors; (iii) all directors and officers as a group; and (iv) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, as of April 20, 1997.

    BENEFICIAL OWNER                                      SHARES BENEFICIALLY OWNED(1)     PERCENT
    ----------------------------------------------------  ----------------------------     -------
    EXECUTIVE OFFICERS AND DIRECTORS:
         Kenneth E. deLaski(2)..........................            5,205,000                30.8%
         Donald deLaski.................................            4,772,800                28.2
         Eric F. Brown(3)...............................              498,000                 2.9
         Johnny C. Cheng(4).............................               37,200                   *
         Dien Hoang Do(5)...............................               35,700                   *
         Robert E. Gregg................................                   --                  --
         Darrell J. Oyer(6).............................                1,200                   *
         Charles W. Stein...............................                   --                  --
         All directors, director nominees and executive
           officers as a group (11 persons)(7)..........           10,627,600                62.8
    OTHER 5% SHAREHOLDERS:
         Onae Trust, R.A. Jacobs, Trustee...............            1,115,000                 6.6%
         Milbank, Tweed, Hadley & McCloy
         1 Chase Manhattan Plaza
         New York, NY 10005-1413

---------------
  * Represents less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable, or will become exercisable within 60 days after April 20, 1997, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each of the individuals listed in the table is: c/o Deltek Systems, Inc., 8280 Greensboro Drive, McLean, Virginia 22102.

(2) Mr. deLaski's shares include 962,500 shares owned by his wife and 31,500 shares held in separate trusts for the benefit of his children, for which he serves as a trustee.

(3) Mr. Brown's shares include 6,000 shares issuable upon exercise of stock options which are exercisable and fully vested within 60 days of April 20, 1997.

(4) Mr. Cheng shares voting and investment power as to 36,000 of these shares with Emily Cheng. Mr. Cheng's shares include 1,200 shares issuable upon exercise of stock options which are exercisable and fully vested within 60 days of April 20, 1997.

(5) Mr. Do shares voting and investment power as to 34,500 of these shares with Thanh Hoang Do. Mr. Do's shares include 1,200 shares issuable upon exercise of stock options which are exercisable and fully vested within 60 days of April 20, 1997.

(6) Mr. Oyer's shares include 200 shares owned by his wife and 1,000 shares held in a pension trust for which he serves as trustee.

(7) Includes 14,400 shares issuable upon exercise of stock options which are exercisable and fully vested within 60 days of April 20, 1997.

                             ADDITIONAL INFORMATION

THE COMPANY'S BYLAWS ARE INCORPORATED INTO THIS PROXY STATEMENT BY THIS REFERENCE. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S BYLAWS WITHIN ONE BUSINESS DAY OF THE RECEIPT OF SUCH REQUEST, BY FIRST CLASS MAIL OR EQUALLY PROMPT MEANS. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT THE COMPANY'S EXECUTIVE OFFICES, 8280 GREENSBORO DRIVE, MCLEAN, VA 22102, (703) 734-8606.

PUBLICATIONS OF INTEREST TO DELTEK SHAREHOLDERS ARE AVAILABLE, FREE OF CHARGE. THESE INCLUDE ANNUAL AND QUARTERLY REPORTS TO SHAREHOLDERS, AS WELL AS REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION OTHER THAN EXHIBITS THERETO. THIS MATERIAL MAY BE OBTAINED BY WRITTEN REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT SENT TO THE COMPANY'S EXECUTIVE OFFICES. SINCE DELTEK'S 1996 FISCAL YEAR ENDED PRIOR TO THE INITIAL PUBLIC OFFERING OF ITS COMMON STOCK, DELTEK DID NOT FILE AN ANNUAL REPORT ON A FORM 10-K REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                DETACH HERE \/

--------------------------------------------------------------------------------

                              DELTEK SYSTEMS, INC.

                        1997 ANNUAL SHAREHOLDERS MEETING
                            RESERVATION REQUEST FORM

Complete the following information and return it to Corporate Secretary, Deltek Systems, Inc., 8280 Greensboro Drive, McLean, VA 22102, for admission to the 1997 Annual Shareholders Meeting of Deltek Systems, Inc.

     Shareholder's Name and Address:
                                    --------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     Number of Shares of Deltek
     Common Stock held:
                       ---------------------------------------------------------

     If the shares listed above are not registered in your name, identify the name of the shareholder of record below and bring with you to the annual meeting evidence that you beneficially own the shares.

     Shareholder of Record:
                           -----------------------------------------------------

                              THIS IS NOT A PROXY CARD

                                                                        [MASTER]


                                  DETACH HERE


                              DELTEK SYSTEMS, INC.

                             8280 GREENSBORO DRIVE
                             MCLEAN, VIRGINIA 22102

P
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
R       DELTEK SYSTEMS, INC. ("DELTEK") FOR DELTEK'S ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON MAY 21, 1997.
O
      The undersigned hereby appoints Kenneth E. deLaski and Donald deLaski, and X each of them, proxies, each with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares
Y of common stock of Deltek that the undersigned is entitled to vote at Deltek's annual meeting of shareholders to be held in McLean, Virginia, on May 21, 1997, and at any adjournment thereof, upon all subjects that may properly come before the meeting, or any adjournment thereof, including the matters described in the proxy statement furnished herewith.

      THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR ITEM, YOUR SHARES WILL BE VOTED "FOR" SUCH ITEM.

      Your vote is important. Please mark, date, sign and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

                                                                    ------------
                                                                    SEE REVERSE
                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
                                                                    ------------

                              DELTEK SYSTEMS, INC.
                       1997 ANNUAL SHAREHOLDERS' MEETING



Dear Shareholder:

Please take note of the proxy statement and other important information enclosed with this Proxy. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then mark, sign and date the proxy card, detach it, and return it in the enclosed postage pre-paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Deltek Systems, Inc.



                                 DETACH HERE

    Please mark
[x] votes as in
    this example.


    1. Election of Directors                                                                                FOR   AGAINST  ABSTAIN
    CLASS I NOMINEE: Charles W. Stein                          2. Ratification of the appointment of        [ ]     [ ]      [ ]
    CLASS II NOMINEES: Donald deLaski, Darrell J. Oyer            Arthur Andersen LLP as Deltek's
    CLASS III NOMINEES: Kenneth E. deLaski, Robert E. Gregg       independent auditors.

                    FOR            WITHHELD
                    [ ]              [ ]                          The proxies are authorized to vote in their discretion upon any other business that may properly come before the meeting.

[ ]
    -----------------------------------------
     For all nominees except as noted above                           MARK HERE
                                                                     FOR ADDRESS [ ]
                                                                      CHANGE AND
                                                                     NOTE AT LEFT

                                                               Please sign exactly as name appears hereon.  Joint owners should each sign.  Executors, administrators, trustees, guardians or other fiduciaries should give full title as such.  If signing for a corporation, please sign in full corporate name by a duly authorized officer.  You must return this card promptly to have your shares of
                                                               Deltek common stock voted.  If you attend the meeting and decide to vote by ballot, such vote will supersede this proxy.


Signature:                                      Date:                   Signature:                                  Date:
           -----------------------------------        -----------------            -------------------------------        ---------